Exhibit 99.2
1 NASDAQ: VPFGAcquisition of Highlands Bancshares, Inc.Announcement of New CEO Approval of National Bank Charter James McCarley - Chairman of the Board of DirectorsGary Base - President and Chief Executive OfficerPatti McKee - Executive Vice President and Chief Financial Officer

2 Safe Harbor Statement When used in this presentation, in filings by the Company with the Securities and Exchange Commission (the "SEC") in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things, the expected cost savings, synergies and other financial benefits from the ViewPoint- Highlands merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected, the requisite regulatory approvals and the approval of the shareholders of Highlands might not be obtained or other conditions to completion of the merger set forth in the merger agreement might not be satisfied or waived, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company's market area, the industry-wide decline in mortgage production, competition, changes in management's business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. ViewPoint Financial Group, Inc. will be filing with the SEC a registration statement on Form S-4 concerning the merger. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Highlands Bancshares, Inc. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by ViewPoint will be available free of charge by accessing ViewPoint's website (www.viewpointfinancialgroup.com, under "SEC Filings") or by contacting Patti McKee (972) 578-5000, Ext. 7223. The directors, executive officers and certain other members of management and employees of ViewPoint may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Highlands Bancshares, Inc. Information about the directors and executive officers of ViewPoint is included in the proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 18, 2011. The directors, executive officers and certain other members of management and employees of Highlands may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Highlands. Information about the directors and executive officers of Highlands will be included in the proxy statement/prospectus for the merger.

Transaction Summary

- Strategic, in-market acquisition
  - ✓ Business banking model to expand ViewPoint's existing commercial division
  - ✓ $508m of assets; 6 bank offices; 4 in high-income areas of D/FW MSA
- Significant C&I loan franchise with good credit metrics
  - ✓ 27% C&I component to loan composition
  - ✓ 20% non-interest bearing deposits
  - ✓ 1.11% NPAs/Assets
- Earnings accretive, all-stock transaction
  - ✓ 11% earnings accretive for first full year, excluding transaction costs
  - ✓ Minimal TBV dilution; recaptured in approximately 4 years
  - ✓ Pro forma TCE approximately 13% to support further growth
  - ✓ Anticipate full recapture of Highlands' deferred tax asset and reversal of valuation allowance
- Experienced CEO to continue successful expansion of ViewPoint franchise

Source: SNL Financial

ViewPoint Financial Group, Inc.
NASDAQ VPFG
3

4 Transaction Overview 100% Stock Transaction; approximately 5.5 million shares issued Consideration Transaction Value Pro Forma Board Composition Due Diligence Required Approval Deal Pricing Multiples Anticipated Closing Approximately $71.0 million; assuming $12.88 stock price for VPFG Two seats offered to Highlands (including new CEO); nine total board members Completed Highlands shareholder and customary regulatory approvals 1.18x Price/ Tangible Book ValueApproximately 3.58% Core Deposit Premium Early 2012

5 Pro Forma Franchise HighlandsVPFG Source: SNL Financial

6 Attractive Demographics: Strengthening Dallas Franchise Source: SNL Financial

7 Accelerates Commercial Banking Platform* CAGR 20% CAGR 22% C&D

8 Attractive Deposit Mix* Labels Series Non-Interest Bearing 10 Core Interest Bearing 61 Retail CDs 5 Jumbo CDs 24 Labels Series Non-Interest Bearing 20 Core Interest Bearing 42 Retail CDs 32 Jumbo CDs 6 Labels Series Non-Interest Bearing 12 Core Interst Bearing 58 Retail CDs 9 Jumbo CDs 21 Attractive, low-cost depositsSignificant non- interest bearing deposits81% of Highlands' CDs mature in less than 12 months (average rate of 1.70%) Core Int.Bearing ViewPoint - Deposits at 3Q'11: $2,074mm Non-Interest Bearing Non-Interest Bearing Highlands - Deposits at 3Q'11: $381mm Core Int. Bearing Retail CDs Cost of Deposits: 1.10% Cost of Deposits: 0.94% Core Interest Bearing Non-Interest Bearing Cost of Deposits: 1.08% Pro Forma - Deposits of $2,455mm Source: SNL Financial*Based on regulatory data. 2007 9/30/2011 VPFG 1297.593 2073.627 Highlands 193.157 381.078 Significant Deposit Growth CAGR 13% CAGR 20% ($MM) Jumbo CDs Retail CDs Jumbo CDs Retail CDs Jumbo CDs

9 Comprehensive review of all operations and business linesExtensive loan production / underwriting / credit review 60% of commercial portfolio reviewAll criticized loans over $500,000 were reviewedPre-tax Credit mark of $9.4 million (3.2% of gross loans) Third party review of value of deferred tax assetsAnticipate full reversal of current valuation allowance - $5.8 million Detailed Due Diligence Process

Pro Forma Financial Impact of Transaction

- Assumptions
  - ✓ Anticipated cost savings of 26% in 2012
  - ✓ $4.9 million in core deposit intangibles; 8 year, sum-of-year's amortization method
  - ✓ $8.8 million net, estimated after-tax fair market value adjustments
  - ✓ $3.5 million in after-tax one time transaction related expenses

Est. TBV Dilution (%) at closing	3%
Est. TBV Dilution Earn-back Period*	~ 4 Years
First Full Year Earnings Accretion	11.6%
Pro Forma TCE/TA**	12.1%
Pro Forma Bank Level Total RBC Ratio**	16.4%

* Excludes potential revenue synergies

**Ratios are pro forma September 30, 2011 for the incremental impact of pro forma adjustments anticipated at closing

ViewPoint Financial Group, Inc.
NASDAQ VPFG
10

Experienced CEO to Continue Successful Expansion of ViewPoint Franchise

Kevin Hanigan, Highlands CEO to become ViewPoint CEO upon Closing

✓ 30+ Years of Experience in Texas Banking

✓ At Highlands (2010-present):
- Raised significant capital from prominent local investors
- Disposed of underperforming assets
- Returned Highlands to profitability
- Improved Highlands' standing with banking regulators

✓ Led C&I Lending and 163-branch retail division of $14 billion asset Guaranty Bank
- Joined Guaranty Bank in December 1996
- Grew C&I commitments to $4 billion (traditional C&I and Oil and Gas)
- Asked by Major Shareholders and Regulators to assume CEO role

✓ Head of Commercial Banking at MBank

ViewPoint Financial Group, Inc.
NASDAQ VPFG
11

12 Summary of Transaction Acquisition of strategically accretive business bank in Dallas marketplaceFinancially attractive multiple for metropolitan Texas franchiseReasonable payback period assuming conservative structure and cost savings estimatesPro forma capital still very strong to allow for organic and strategic growthIncoming CEO has proven track record in building C&I business and improving profitability

Highlands and VPFG Historical Performance

NPAs/Assets[1]


VPFG
Highlands
Texas Peers²
Nationwide³
May 2010 – Hanigan joins Highlands as Chairman and CEO
4.0%
3.0%
2.0%
1.0%
0.0%
2008
2009
2010
1Q11
2Q11
3Q11
1.30%
2.87%
3.28%
3.00%
2.88%
2.94%
2.54%
0.78%
1.13%
1.17%
1.11%
0.07%
0.77%
1.46%
1.64%
1.65%
1.24%
1.69%
0.29%
0.70%
0.73%
0.67%
0.69%
0.70%

(1) Non-performing asset balances include performing, troubled debt restructurings
(2) Texas Peers include: EBTX, FFIN, MCBI, NODB, OABC, PRSP, SBSI, TCBI
(3) Nationwide Peers include public U.S. depositories with assets between $2 billion and $5 billion
Source: SNL Financial

ViewPoint Financial Group, Inc.
NASDAQ VPFG
13

14 Highlands Historical Financial Performance Bank level dataSource: SNL Financial Since Hanigan's appointment as CEO in May 2010, Highlands has improved asset quality and returned to profitability and growth. May 2010 - Hanigan joins Highlands as Chairman and CEO

15 Questions?

16 Appendix: Overview of Highlands Franchise Highlands Bancshares, Inc. is a privately owned bank holding company with a local Texas investor base and is headquartered in the demographically attractive Preston Center area of Dallas.The bank has successfully grown the commercial banking line of business by hiring an experienced commercial lending team and developing treasury management services and products to support this strategic line of business.Highlands maintains a strong balance sheet with sound asset quality and well capitalized equity position.Highlands has strong core customer base resulting in significant growth in transaction rich core deposits over the last several years.The bank has maintained a 120 year old OCC charter and prides itself with strong control culture and enjoys a solid relationship with the regulatory community.

17 Appendix: Highlands Historical Financials Bank level dataSource: SNL Financial As of December 31, As of December 31, As of December 31, As of December 31, Dollar Value in Thousands 2007 2008 2009 2010 For nine months ending Balance Sheet Total Assets $ 311,937 $ 488,155 $ 455,314 $ 475,843 $ 507,589 Gross Loans $ 139,857 $ 277,820 $ 274,187 $ 266,608 $ 296,250 Deposits $ 193,157 $ 283,331 $ 353,162 $ 352,756 $ 381,078 Summary Income Statement Net Interest Income $ 6,760 $ 11,676 $ 11,917 $ 13,122 $ 10,457 Provision Expense $ 916 $ 2,674 $ 2,518 $ 2,649 $ 160 Non Interest Income $ 1,217 $ 3,884 $ 5,040 $ (4,988) $ 1,135 Operating Expense $ 10,703 $ 13,907 $ 14,735 $ 13,779 $ 10,197 Net Income before tax $ (3,642) $ (1,021) $ (296) $ (8,294) $ 1,235

18 Five-year historical credit metrics Appendix: Credit Metrics *Bank level dataSource: SNL Financial